Employee Benefit Plans	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans
(11)	Employee Benefit Plans:

HopFed Bancorp Long Term Incentive Plans

On March 20, 2013, the Board of Directors of the Company adopted the HopFed Bancorp, Inc. 2013 Long Term Incentive Plan (the “Plan”), which was subsequently approved at the 2013 Annual Meeting of Stockholders. Under the Plan, the Compensation Committee has discretionary authority to grant up to 300,000 shares in the form of restricted stock grants and options to such employees, directors and advisory directors as the committee shall designate. The grants vest in equal installments over three or four year periods. Grants may vest immediately upon specific events, including a change of control of the Company, death or disability of award recipient, and termination of employment of the recipient by the Company without cause.

Awards are recognized as an expense to the Company in accordance with the vesting schedule. Awards in which the vesting is accelerated must be recognized as an expense immediately. Awards are valued at the closing stock price on the day the award is granted. For the year ended December 31, 2016, the Compensation Committee granted 12,342 shares of restricted stock with a market value of $145,000. For the year ended December 31, 2015, the Compensation Committee granted 2,034 shares of restricted stock with a market value of $25,000. For the year ended December 31, 2014, the Compensation Committee granted 22,378 shares of restricted stock with a market value of $260,000. The Company recognized $135,000, $190,000, and $164,000 in compensation expense in 2016, 2015 and 2014, respectively. The remaining compensation expense to be recognized at December 31, 2016, is as follows:

Year Ending December 31,	Approximate Future Compensation Expense
2017	$88
2018	54
2019	9
2020	2

Total	$153

The Compensation Committee may make additional awards of restricted stock, thereby increasing the future expense related to this plan. The early vesting of restricted stock awards due to factors outlined in the award agreement may accelerate future compensation expenses related to the plan. However, the total amount of future compensation expense would not change as a result of an accelerated vesting of shares. At December 31, 2016, the Company has 242,577 restricted shares available from the Plan that may be awarded.

401(K) Plan

The Company has a 401(K) retirement program that is available to all employees who meet minimum eligibility requirements. Participants may generally contribute up to 15% of earnings. Prior to January 1, 2015, the Company matched employee contributions up to 4%. In addition, the Company chose to provide all eligible employees an additional 4% of compensation without regards to the amount of the employee contribution. In 2015, the Company discontinued all employer 401(K) contributions on behalf of employees while allowing employees to continue to make contributions to the 401(K) plan. The Company established a new retirement plan for all employees discussed below.

HopFed Bancorp, Inc. 2015 Employee Stock Ownership Plan

On March 2, 2015, the Company implemented the HopFed Bancorp, Inc. 2015 Employee Stock Ownership Plan which covers substantially all employees who are at least 21 years old with at least one year of employment with the Company and Heritage Bank USA, Inc., the Company’s commercial bank subsidiary. The ESOP has three individuals who have been selected by the Company to serve as trustees. A directed corporate trustee has also been appointed. The ESOP will be administered by a committee (the “Committee”) currently composed of eleven employees selected by the Company or its designee.

On March 2, 2015, the ESOP entered into a loan agreement with the Corporation to borrow up to $13,500,000 to purchase up to 1,000,000 shares common stock (“ESOP Loan”). On the same date, the ESOP purchased 600,000 shares from the Corporation at a cost of $7,884,000 using the proceeds of the ESOP Loan. In accordance with the ESOP Loan documents, the common stock purchased by the ESOP serves as collateral for the ESOP Loan. The ESOP Loan will be repaid principally from discretionary contributions by the Bank to the ESOP. The ESOP Loan was amended to provide for no future draws and a final maturity of December 9, 2026. The interest rate on the ESOP Loan is 3.0%. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the ESOP Loan is repaid. The ESOP shares are dividend paying. Dividends on unearned shares will be used to repay the ESOP Loan.

For the year ended December 31, 2016, the Company recognized an expense of $553,000 related to the ESOP loan payment. At December 31, 2016, the Company released 48,067 shares from the ESOP trust to individual participants of the plan as a result of the loan payment. For the year ended December 31, 2015, the Company recognized an expense of $652,000 related to the ESOP loan payment. At December 31, 2015, the Company released 53,587 shares from the ESOP trust to individual employees of the plan as a result of the loan payment. At December 31, 2016, shares held by the ESOP were as follows:

December 31, 2016
Earned ESOP shares	101,654
Unearned ESOP shares	498,346

Total ESOP shares	600,000

Share Price at December 31, 2016	$13.46

Fair value of unearned shares	$6,707,737

Deferred Compensation Plan

During 2002, the Company purchased assets and assumed the liabilities relating to a nonqualified deferred compensation plan for certain employees of the Fulton division. The Company owns single premium life insurance policies on the life of each participant and is the beneficiary of the policy value. When a participant retires, the benefits accrued for each participant will be distributed to the participant in equal installments for 15 years. The plan is now fully funded and no additional expenses will be recognized. The Deferred Compensation Plan also provides the participant with life insurance coverage, which is a percentage of the net death proceeds for the policy, if any, applicable to the participant. The original face value of all deferred compensation contracts was approximately $668,000. At December 31, 2016, the accrued value of all deferred compensation contacts is approximately $253,000. The Company is currently making cash remittances of approximately $12,500 per year on deferred compensation contracts.